Operating assets and liabilities	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Operating assets and liabilities
Section 3
Operating assets and liabilities

This section presents details of the operating assets that form the basis for the activities of Novo Nordisk, and related liabilities. These net assets impact Novo Nordisk’s long-term financial target for `operating profit after tax to net operating assets’ (OPAT/NOA); for a definition please refer to pp 95-96 (unaudited).

In line with industry practice, Novo Nordisk does not capitalise internal development costs, which impacts OPAT/NOA. For acquisition of assets in development from third parties, the cost is capitalised as an intangible asset despite the uncertainty of commercial sales arising from its development.

Novo Nordisk´s approach to managing operating assets is to retain assets for research, development and production activities under the company’s own control, and to lease non-core assets related to e.g. administration and distribution. Management believes this is a significant factor in maintaining the quality of the company´s products. Further, being able to deliver products to customers with limited notice is a priority. Consequently, the total production capacity reflects this priority, and the inventory level includes a level of safety stock.

Development of net operating assets
Management believes that a significant factor in the development of net operating assets relates to investments in new production facilities for active pharmaceutical ingredients for diabetes, mainly the facility in Clayton, US. offset by increased provision for sales rebates in the US, presented as provisions under current liabilities in the balance sheet.

Intangible assets

Accounting policies
Patents and licences, including acquired patents and licences for research and development projects, are carried at historical cost less accumulated amortisation and any impairment loss. Amortisation is based on the straight-line method over the estimated useful life. This is the shorter of the legal duration and the economic useful life, not exceeding 15 years. The amortisation of patents and licences begins after regulatory approval has been obtained.

Internal development of software for internal use is recognised as intangible assets if the recognition criteria are met, for example a significant business system where the expenditure leads to the creation of a durable asset. Amortisation is based on the straight-line method over the estimated useful life of 3-15 years. The amortisation begins when the asset is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

Research and development projects
Internal research costs are charged in full to the consolidated income statement in the period in which they are incurred. Consistent with industry practice, internal development costs are also expensed until regulatory approval is obtained or is probable; please refer to note 2.3.

For acquired research and development projects, patents and licences the likelihood of obtaining future commercial sales is reflected in the cost of the asset, and thus the probability recognition criteria is therefore always considered to be satisfied. As the cost of acquired research and development projects can often be measured reliably, these projects fulfil the capitalisation criteria as intangible assets on acquisition. Subsequent milestone payments payable on achievement of a contingent event (e.g. commencement of Phase 3 trials) are accrued and capitalised into the cost of the intangible asset when the achievement of the event is probable. However, further internal development costs subsequent to acquisition are treated in the same way as other internal development costs.

Impairment of assets
Intangible assets with an indefinite useful life and intangible assets not yet available for use are not subject to amortisation. They are tested annually for impairment, irrespective of whether there is any indication that they may be impaired.

Assets that are subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Factors considered material that could trigger an impairment test include the following:

•Development of a competing drug
•Changes in the legal framework covering patents, rights and licences
•Advances in medicine and/or technology that affect the medical treatments
•Lower-than-predicted sales
•Adverse impact on reputation and/or brand names
•Changes in the economic lives of similar assets
•Relationship to other intangible assets or property, plant and equipment
•Changes or anticipated changes in participation rates or reimbursement policies.

If the carrying amount of intangible assets exceeds the recoverable amount based on the existence of one or more of the above indicators of impairment, any impairment is measured based on discounted projected cash flows. Impairments are reviewed at each reporting date for possible reversal.

Intangible assets
DKK million	2018	2017

Patents and licences	3,858	2,095
Software	1,287	1,230

Total intangible assets	5,145	3,325

The allocation of the book value of the patents and licences to operating segments is as follows:

DKK million	2018	2017

Diabetes and obesity	1,375	743
Biopharmaceuticals	2,483	1,352

Total patents and licences	3,858	2,095

3.1 Intangible assets (continued)

Additions
Additions to intangible assets amount to DKK 2,789 million of which DKK 127 million (DKK 112 million in 2017) has not yet been paid. The additions related to patents and licences amounts to DKK 1,403 million (DKK 389 million in 2017) within Diabetes and obesity and DKK 1,165 million (DKK 714 million in 2017) within Biopharmaceuticals. Please refer to note 5.2 Commitment for an overview of total contractual commitments.

In 2017 and 2018 Novo Nordisk both acquired intellectual property and entered into major patent and licence agreements, as summarised below. Upfront fees and acquisition costs have been capitalised and subsequent milestone payments payable on achievement of a contingent event will be capitalised on the contingent event being probable of being achieved.

2018 additions

Macrilen™
Novo Nordisk has acquired the US and Canadian rights to Macrilen™ (macimorelin), the first and only FDA-approved oral growth hormone receptor indicated for the diagnosis of Adult Growth Hormone Deficiency, a rare endocrine disorder.

PRV - Priority Review Voucher
During 2018 Novo Nordisk acquired a Priority Review Voucher which has been fully amortised on notification and commitment to the FDA in December 2018 of the intent to use the Priority Review Voucher for the oral semaglutide New Drug Application (NDA) filing.

Ziylo Ltd
Novo Nordisk has acquired full rights to Ziylo's glucose binding molecule platform to develop glucose responsive insulins.

MB2 LLC and Calibrium LLC
In 2015, Novo Nordisk acquired the two US companies MB2 LLC and Calibrium LLC. Novo Nordisk has capitalised a milestone payment to the sellers of the companies.

Staten Biotechnology B.V.
Novo Nordisk has entered into a collaboration and exclusive option agreement to develop novel therapeutics for the treatment of dyslipidaemia.

2017 additions

MB2 LLC and Callibrium LLC
In 2015, Novo Nordisk acquired the two US companies MB2 LLC and Callibrium LLC. Novo Nordisk has capitalised a milestone payment to the sellers of the companies.

Keros Therapeutics Inc.
Novo Nordisk has entered into a licence agreement with Keros. The agreement also covers a research collaboration to develop ligand traps.

Amortisation and impairment losses
Novo Nordisk did not realise any impairment loss in 2018 (impairment loss amounted to DKK 195 million in 2017) related to patents and licences. All impairments in 2017 were related to the Diabetes and obesity segment.

Intangible assets not yet in use amount to DKK 2,612 million (DKK 1,715 million in 2017), primarily patents and licences in relation to research and development projects. Impairment tests in 2018 and 2017 of patents and licences not yet in use are based on Management’s projections and anticipated net present value of estimated future cash flows from marketable products. Terminal values used are based on the expected life of products, forecasted life cycle and cash flow over that period, and the useful life of the underlying assets.

Amortisation and impairment losses
DKK million	2018	2017

Cost of goods sold	208	193
Sales and distribution costs	15	15
Research and development costs	769	211
Administrative costs	2	3
Other operating income, net	6	5

Total amortisation and impairment losses	1,000	427

Property, plant and equipment

Accounting policies
Property, plant and equipment is measured at historical cost less accumulated depreciation and any impairment loss. The cost of self-constructed assets includes costs directly and indirectly attributable to the construction of the assets. Any subsequent cost is included in the asset’s carrying amount or recognised as a separate asset only when it is probable that future economic benefits associated with the item will flow to Novo Nordisk and the cost of the item can be measured reliably. Depreciation is based on the straight-line method over the estimated useful lives of the assets:

•Buildings: 12-50 years
•Plant and machinery: 5-16 years
•Other equipment: 3-10 years
•Land: not depreciated.

The depreciation commences when the asset is available for use, in other words when it is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

The assets’ residual values and useful lives are reviewed and adjusted, if appropriate, at the end of each reporting period. If the asset’s carrying amount is higher than its estimated recoverable amount, it is written down to the recoverable amount.

Plant and equipment with no alternative use developed as part of a research and development project are expensed. However, plant and equipment with an alternative use or used for general research and development purposes are capitalised and depreciated over the estimated useful life as research and development costs.
Capital expenditure in 2018 and 2017 was primarily related to investments in new production facilities for active pharmaceutical ingredients for diabetes, mainly the facility in Clayton, US and Måløv, Denmark. The facilities will also be for tableting and packing oral products.

Further, it related to new diabetes filling capacity in Hillerød. The facility will serve as a backup production facility for the US market and act as a launch site for new injectable diabetes products.

Also, capital expenditures related to expansion of the manufacturing capacity for biopharmaceutical products and the construction of new research facilities in Kalundborg. The facilities will be producing active pharmaceutical ingredients for NovoSeven® and future products for treating haemophilia.

Depreciation and impairment losses
DKK million	2018	2017

Cost of goods sold	2,312	2,091
Sales and distribution costs	69	76
Research and development costs	468	525
Administrative costs	70	57
Other operating income, net	6	6

Total depreciation and impairment losses	2,925	2,755

3.2 Property, plant and equipment (continued)

Property, plant and equipment
DKK million	Land and buildings	Plant and machinery	Other equipment	Assets under construction	Total

2018
Cost at the beginning of the year	22,032	23,799	4,469	14,361	64,661
Additions during the year[1]	222	365	175	8,775	9,537
Disposals during the year	(267)	(1,422)	(178)	—	(1,867)
Transfer from assets under construction	3,448	2,667	295	(6,410)	—
Effect of exchange rate adjustment	(34)	3	18	120	107

Cost at the end of the year	25,401	25,412	4,779	16,846	72,438

Depreciation and impairment losses at the beginning of the year	8,934	17,808	2,672	—	29,414
Depreciation for the year	1,047	1,377	385	—	2,809
Impairment losses for the year	49	63	4	—	116
Depreciation and impairment losses reversed on disposals during the year	(235)	(1,346)	(163)	—	(1,744)
Effect of exchange rate adjustment	(25)	(31)	8	—	(48)

Depreciation and impairment losses at the end of the year	9,770	17,871	2,906	—	30,547

Carrying amount at the end of the year	15,631	7,541	1,873	16,846	41,891

2017
Cost at the beginning of the year	20,190	23,165	4,130	10,539	58,024
Additions during the year	895	502	263	7,028	8,688
Disposals during the year	(133)	(367)	(186)	—	(686)
Transfer from assets under construction	1,516	964	401	(2,881)	—
Effect of exchange rate adjustment	(436)	(465)	(139)	(325)	(1,365)

Cost at the end of the year	22,032	23,799	4,469	14,361	64,661

Depreciation and impairment losses at the beginning of the year	8,182	17,079	2,584	—	27,845
Depreciation for the year	964	1,340	334	—	2,638
Impairment losses for the year	54	47	16	—	117
Depreciation and impairment losses reversed on disposals during the year	(100)	(343)	(178)	—	(621)
Effect of exchange rate adjustment	(166)	(315)	(84)	—	(565)

Depreciation and impairment losses at the end of the year	8,934	17,808	2,672	—	29,414

Carrying amount at the end of the year	13,098	5,991	1,797	14,361	35,247

1.	Invoices and accruals related to additions for property, plant and equipment that have not yet been paid amount to DKK 1,893 million (DKK 1,992 million in 2017).

Accounting policies
Inventories are stated at the lower of cost and net realisable value. Cost is determined using the first-in, first-out method. Cost comprises direct production costs such as raw materials, consumables and labour as well as indirect production costs. Production costs for work in progress and finished goods include indirect production costs such as employee costs, depreciation, maintenance etc.

If the expected sales price less completion costs to execute sales (net realisable value) is lower than the carrying amount, a write-down is recognised for the amount by which the carrying amount exceeds its net realisable value.

Inventory manufactured prior to regulatory approval (pre-launch inventory) is capitalised but immediately provided for, until there is a high probability of regulatory approval for the product. A write-down is made against inventory, and the cost is recognised in the income statement as Research and development costs. Once there is a high probability of regulatory approval being obtained, the write-down is reversed, up to no more than the original cost.

Key accounting estimate of indirect production costs capitalised
Indirect production costs account for approximately 50% of the net inventory value, reflecting a lengthy production process compared with low direct raw material costs. The production of both diabetes and obesity and biopharmaceutical products is highly complex from fermentation to purification and formulation, including quality control of all production processes. Furthermore, the process is very sensitive to manufacturing conditions. These factors all influence the parameters for capitalisation of indirect production costs at Novo Nordisk and the full cost of the products. Indirect production costs are measured using a standard cost method. This is reviewed regularly to ensure relevant measures of capacity utilisation, production lead time, cost base and other relevant factors, hence inventory is valued at actual cost. When calculating total inventory, Management must make judgements about cost of production, standard cost variances and idle capacity in estimating indirect production costs for capitalisation. Changes in the parameters for calculation of indirect production costs could have an impact on the gross margin and the overall valuation of inventories.

Inventories
DKK million	2018	2017

Raw materials	2,464	2,420
Work in progress	11,753	10,992
Finished goods	4,078	4,180

Total inventories (gross)	18,295	17,592
Write-downs at year-end	(1,959)	(2,219)

Total inventories (net)	16,336	15,373

Indirect production costs included in work in progress and finished goods	8,533	7,768
Share of total inventories (net)	52%	51%

Movements in inventory write-downs
Write-downs at the beginning of the year	2,219	1,358
Write-downs during the year	509	1,556
Utilisation of write-downs	(409)	(438)
Reversal of write-downs	(360)	(257)

Write-downs at the end of the year	1,959	2,219

All write-downs in both 2017 and 2018 results in the fully impaired inventory.
Trade receivables

Accounting policies
Trade receivables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method, less allowance for doubtful trade receivables.

Before being sold trade receivables in factoring portfolios are measured at fair value with changes recognised in other comprehensive income.

The allowance for doubtful receivables is deducted from the carrying amount of Trade receivables, and the amount of the loss is recognised in the income statement under Sales and distribution costs. Subsequent recoveries of amounts previously written off are credited against Sales and distribution costs.

Key accounting estimate of allowance for doubtful trade receivables
Novo Nordisk’s customer base comprises government agencies, wholesalers, retail pharmacies, Managed Care and other customers. From 1 January 2018 management makes allowance for doubtful trade receivables based on the simplified approach to provide for expected credit losses, which permits the use of the lifetime expected loss provision for all trade receivables. This has not resulted in a material change in loss allowance compared with previous policy. The allowance is an estimate based on shared credit risk characteristics and the days past due. Generally, invoices are due for payment within 90 days of shipment of goods.

Loss allowance is calculated using an ageing factor, geographical risk and specific customer knowledge. The allowance is based on a provision matrix on days past due and a forward looking element relating mainly to incorporation of the Dun & Bradstreet country risk rating and an individual assessment. Please refer to note 4.2 for a general description of credit risk.

Many of the countries within Region AAMEO have significant sales and low credit ratings. As such, this region has a relatively high impact on the allowance for doubtful trade receivables. Instability and sharp currency depreciation are impacting the political climate in countries such as Russia, Iran and Argentina. Novo Nordisk is monitoring these developments closely. Payment history as well as current economic conditions and indicators are taken into account in the valuation of trade receivables. Please refer to note 2.2 for a geographical split of trade receivables and allowance for doubtful trade receivables, and notes 4.2 and 4.7 for the trade receivable programmes.

Trade receivables
DKK million 2018	Gross carrying amount	Loss allowance	Net carrying amount

Not yet due	22,359	(692)	21,667
1-90 days	1,055	(111)	944
91-180 days	235	(79)	156
181-270 days	60	(41)	19
271-360 days	76	(76)	—
More than 360 days past due	371	(371)	—

Trade receivables	24,156	(1,370)	22,786

DKK million 2017	Gross carrying amount	Loss allowance	Net carrying amount

Not yet due	19,592	(558)	19,034
1-90 days	1,065	(155)	910
91-180 days	298	(113)	185
181-270 days	111	(75)	36
271-360 days	95	(95)	—
More than 360 days past due	298	(298)	—

Trade receivables	21,459	(1,294)	20,165

Movements in allowance for doubtful trade receivables		2018	2017

Carrying amount at the beginning of the year		1,294	1,223
Reversal of allowance on realised losses		(25)	(27)
Net movement recognised in income statement		164	196
Effect of exchange rate adjustment		(63)	(98)

Allowance at the end of the year		1,370	1,294

Total realised losses in 2018 amount to DKK 25 million (DKK 27 million in 2017).
Retirement benefit obligations

Accounting policies
Defined contribution plans
Novo Nordisk operates a number of defined contribution plans throughout the world. These plans are externally funded in entities that are legally separate from the Group. Novo Nordisk’s contributions to the defined contribution plans are charged to the income statement in the year to which they relate.

Defined benefit plans
In a few countries, Novo Nordisk operates defined benefit plans. The plan in the US is structured as a post-retirement healthcare plan covering all employees. From 2012, this plan was frozen such that it no longer credited future service or admitted new participants, and a new defined contribution plan was established covering all employees in the US.

The defined benefit plans for Germany cover all employees employed before November 2003. Obligations relating to employees employed after 2003 are covered by a defined contribution plan.

In Switzerland, the employee pension scheme is set up as a combined defined benefit and defined contribution plan, and is mandatory. In Germany and Switzerland, the defined benefit plans are partly reimbursed by international insurance companies. The risk related to the plan assets in these countries is therefore limited to counterparty risk against these insurance companies.

The plan in Japan covers all employees and is set up as a combined defined benefit and defined contribution plan.

Recognition of defined benefit plans
The costs for the year for defined benefit plans are determined using the projected unit credit method. This reflects services rendered by employees to the valuation dates and is based on actuarial assumptions primarily regarding discount rates used in determining the present value of benefits and projected rates of remuneration growth. Discount rates are based on the market yields of high-rated corporate bonds in the country concerned.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to other comprehensive income in the period in which they arise. Past service costs are recognised immediately in the income statement.

Pension plan assets are only recognised to the extent that Novo Nordisk is able to derive future economic benefits such as refunds from the plan or reductions of future contributions. Novo Nordisk manages the allocation and investment of pension plan assets with the purpose of meeting the long-term objectives.

The Group’s defined benefit plans are pension plans and medical plans and are usually funded by payments from Group companies and by employees to funds independent of Novo Nordisk. Where a plan is unfunded, a liability for the retirement benefit obligation is recognised in the balance sheet. Costs recognised for retirement benefits are included in Cost of goods sold, Sales and distribution costs, Research and development costs, and Administrative costs.

The net obligation recognised in the balance sheet is reported as non-current liabilities.

Retirement benefit obligations
DKK million	US	Germany	Switzerland	Japan	Other	2018 total		2017 total

At the beginning of the year	448	926	283	393	428	2,478		2,611
Current service costs	17	30	22	28	42	139		141
Past service costs and settlements	(67)	—	(2)	(13)	(8)	(90)		(45)
Interest costs	14	17	2	2	8	43		40
Remeasurement (gains)/losses[1]	(32)	(34)	(7)	(10)	7	(76)		(79)
Plan participant contributions etc.	—	—	8	—	5	13		12
Benefits paid to employees	(17)	(7)	(26)	(29)	(9)	(88)		(66)
Effect of exchange rate adjustment	23	3	12	28	3	69		(136)

At the end of the year	386	935	292	399	476	2,488	[2]	2,478

Fair value of plan assets
At the beginning of the year	—	525	197	316	104	1,142	1,160
Interest income	—	10	2	1	4	17	12
Settlements	—	—	—	—	—	—	(43)
Remeasurement gains/(losses)[1]	—	13	(1)	(6)	5	11	24
Employer contributions	17	16	19	25	24	101	96
Plan participant contributions etc	—	—	7	—	8	15	14
Benefits paid to employees	(17)	(7)	(26)	(29)	(9)	(88)	(66)
Effect of exchange rate adjustment	—	2	8	23	1	34	(55)

At the end of the year	—	559	206	330	137	1,232	1,142

Net retirement benefit obligations at the end of the year	386	376	86	69	339	1,256	1,336

1.	Net remeasurement is a gain of DKK 87 million (gain of DKK 103 million in 2017), primarily related to changes in financial assumptions, and is included in other comprehensive income.

2.
The present value of partly funded retirement benefit obligations amounts to DKK 1,841 million (DKK 1,778 million in 2017). The present value of unfunded retirement benefit obligations amounts to DKK 647 million (DKK 700 million in 2017).

Key assumptions used for valuation

Discount rate	4.3%	2.0%	1.0%	0.8%	2.4%	2.1%	1.8%
Future remuneration	N/A	2.3%	1.8%	3.0%	2.9%	2.5%	2.3%

3.5 Retirement benefit obligations (continued)

Please refer to note 5.2 for a maturity analysis of the net retirement benefit obligation. Novo Nordisk does not expect the contributions over the next five years to differ significantly from current contributions.

Actuarial valuations are performed annually for all major defined benefit plans. Assumptions regarding future mortality are based on actuarial advice in accordance with published statistics and experience in each country. Other assumptions such as medical cost trend rate and inflation are also considered in the calculation.

Significant actuarial assumptions for the determination of the retirement benefit obligation (not considering plan assets) are discount rate and expected future remuneration increases. The sensitivity analysis below has been determined based on reasonably likely changes in the assumptions occurring at the end of the period.

DKK million	1%-point increase	1%-point decrease

2018
Discount rate (decrease)/increase	(369)	458
Future remuneration growth (decrease)/increase	99	(89)

2017
Discount rate (decrease)/increase	(375)	463
Future remuneration growth (decrease)/increase	105	(95)

The sensitivities above consider the single change shown with the other assumptions assumed to be unchanged. The table shows the NPV impact of net retirement liabilities.
Provisions and contingent liabilities

Accounting policies
Provisions for sales rebates and discounts granted to government agencies, wholesalers, retail pharmacies, Managed Care and other customers are recorded at the time the related revenues are recorded or when the incentives are offered. Provisions are calculated based on historical experience and the specific terms in the individual agreements. Unsettled rebates are recognised as Provisions when the timing or amount is uncertain. Where absolute amounts are known, the rebates are recognised as Other liabilities. Please refer to note 2.1 for further information on sales rebates and provisions.

Provisions for legal disputes are recognised where a legal or constructive obligation has been incurred as a result of past events and it is probable that there will be an outflow of resources that can be reliably estimated. In this case, Novo Nordisk arrives at an estimate based on an evaluation of the most likely outcome. Disputes for which no reliable estimate can be made are disclosed as contingent liabilities.

Provisions are measured at the present value of the anticipated expenditure for settlement. This is calculated using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision for interest is recognised as a financial expense.

Novo Nordisk issues credit notes for expired goods as a part of normal business. Where there is historical experience or a reasonably accurate estimate of expected future returns can otherwise be made, a provision for estimated product returns is recorded. The provision is measured at gross sales value.

Key accounting estimate regarding ongoing legal disputes, litigation and investigations
Provisions for legal disputes consist of various types of provision linked to ongoing legal disputes. Management makes estimates regarding provisions and contingencies, including the probability of pending and potential future litigation outcomes. These are by nature dependent on inherently uncertain future events. When determining likely outcomes of litigation etc. Management considers the input of external counsels on each case, as well as known outcomes in case law.

Although Management believes that the total provisions for legal proceedings are adequate based on currently available information, there can be no assurance that there will not be any changes in facts or matters, or that any future lawsuits, claims, proceedings or investigations will not be material.

Provisions
DKK million	Provisions for sales rebates	Provisions for legal disputes	Provisions for product returns	Other provisions[1]	2018 total	2017 total

At the beginning of the year	20,216	1,781	847	1,213	24,057	23,831
Additional provisions, including increases to existing provisions	82,315	73	439	510	83,337	65,213
Amount used during the year	(78,539)	(8)	(388)	(308)	(79,243)	(61,976)
Adjustments, including unused amounts reversed during the year	386	(24)	(38)	(10)	314	(406)
Effect of exchange rate adjustment	1,016	38	9	25	1,088	(2,605)

At the end of the year	25,394	1,860	869	1,430	29,553	24,057

Non-current liabilities[2]	—	1,860	320	1,212	3,392	3,302
Current liabilities	25,394	—	549	218	26,161	20,755

1.
Other provisions consist of various types of provision, including obligations in relation to employee benefits such as jubilee benefits, company-owned life insurance etc. Assets offsetting obligations related to company-owned life insurance are presented as part of Other financial assets.

2.	For non-current liabilities, provisions for product returns will be utilised in 2020 and 2021. In the case of provisions for legal disputes, the timing of settlement cannot be determined.

3.6 Provisions and contingent liabilities (continued)

Contingent liabilities
Novo Nordisk is currently involved in pending litigations, claims and investigations arising out of the normal conduct of its business. While provisions that Management deems to be reasonable and appropriate have been made for probable losses, there are uncertainties connected with these estimates. Novo Nordisk does not expect the pending litigations, claims and investigations, individually and in the aggregate, to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow in addition to the amounts accrued as provision for legal disputes.

Pending litigation against Novo Nordisk
Novo Nordisk, along with the majority of incretin-based product manufacturers in the USA, is a defendant in product liability lawsuits related to use of incretin-based medications. To date, 290 plaintiffs have named Novo Nordisk in product liability lawsuits, predominantly claiming damages for pancreatic cancer that allegedly developed as a result of using Victoza® and other GLP-1/DPP-IV incretin-based products.187 of the Novo Nordisk plaintiffs have also named other defendants in their lawsuits. Most Novo Nordisk plaintiffs have filed suit in California federal and state courts. In November 2015, all pancreatic cancer cases pending in the California federal and state courts were dismissed on federal preemption grounds. Plaintiffs subsequently appealed these rulings to the federal and California state appeals courts. In November 2017, the U.S. Court of Appeals for the Ninth Circuit reversed and vacated the Federal District Court Judge’s ruling, thereby reinstating the dismissed federal lawsuits and sending them back to the Federal District Court in California for further proceedings. In November 2018, the California Court of Appeal issued a similar ruling, thus sending the California state court cases back to state trial court for further proceedings. Currently, Novo Nordisk does not have any individual trials scheduled in 2019. Novo Nordisk does not expect the pending claims to have a material impact on its financial position, operating profit or cash flow.

Since January 2017, several class action lawsuits have been filed against Novo Nordisk, former CEO Lars Rebien Sørensen, former CFO Jesper Brandgaard and former President of Novo Nordisk Inc. Jakob Riis in the United States District Court for the District of New Jersey on behalf of all purchasers of Novo Nordisk American Depository Receipts between February 2015 and February 2017. All lawsuits have been consolidated into one case. The lawsuit alleges that Novo Nordisk artificially inflated its financial results, failed to disclose pricing pressure and rising rebate payments to pharmacy benefit managers, and made other materially misleading statements to potential investors. On 16 August 2018, the court denied Novo Nordisk’s Motion to Dismiss the case. Hence, the case will now proceed into discovery. Novo Nordisk does not expect the litigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Since January 2017, ten pricing-related class action lawsuits have been brought against Novo Nordisk, Sanofi, Eli Lilly and in some cases certain Pharmacy Benefit Managers "PBMs" on behalf of classes of U.S. purchasers of diabetes products. Five of these lawsuits have been consolidated into one matter pending in the United States District Court for the District of New Jersey and one has been voluntarily dismissed without prejudice. The other four lawsuits are also pending as separate matters in the same Federal Court in New Jersey. All pending matters allege that the manufacturers and PBMs colluded to artificially inflate list prices paid by consumers for diabetes products, while offering reduced prices to PBMs through rebates used to secure formulary access. Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Pending claims against Novo Nordisk and investigations
involving Novo Nordisk
In March 2016, the United States Department of Justice (“DOJ”) served Novo Nordisk with a Civil Investigative Demand (“CID”) calling for the production of documents and information regarding Novo Nordisk’s haemophilia-related patient support programmes, as well as information relating to the marketing and promotion of NovoSeven®RT. The investigation is being conducted by DOJ in conjunction with the U.S. Attorney’s Office for the Western District of Oklahoma. Furthermore, two CIDs from the Washington State Attorney General’s (“WAG”) office have been served on Novo Nordisk in 2014 and 2016, each calling for the production of documents and information regarding Novo Nordisk’s haemophilia-related patient support programme, SevenSECURE®, as well as information relating to the marketing and promotion of NovoSeven®RT. The WAG has decided to cease further investigation under its CIDs and defer to the related investigation being conducted by the DOJ under its March 2016 CID. Novo Nordisk continues to cooperate with the DOJ and the U.S. Attorneys' Office in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In March 2016, the US Attorney’s Office for the Southern District of New York served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and information regarding Novo Nordisk’s contracts and business relationships with Pharmacy Benefit Managers concerning NovoLog®, Novolin® and Levemir®. Novo Nordisk is cooperating with the U.S. Attorney’s Office in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

On 18 January 2017, the Minnesota State Attorney General’s Office served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and information relating to pricing and trade practices for Novo Nordisk’s long acting insulin products, including Levemir® and Tresiba®, from 1 January 2008 through the present date. On 16 October 2018, the state of Minnesota filed a lawsuit in the United States District Court for the District of New Jersey against Novo Nordisk, Sanofi, and Eli Lilly alleging that the manufacturers and certain Pharmacy Benefit Managers "PBMs" colluded to artificially inflate list prices paid by consumers for diabetes products, while offering reduced prices to PBMs through rebates used to secure formulary access. The complaint also includes Minnesota state law claims for consumer fraud, deceptive trade practices, false advertising, and unjust enrichment. Novo Nordisk does not expect the lawsuit to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow. In light of the lawsuit, Novo Nordisk considers its response to the Minnesota Attorney General’s Civil Investigative Demand to be concluded.

On 7 March 2017, the Washington Attorney General’s Office served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and information relating to pricing and trade practices for Novo Nordisk’s insulin products, including Levemir®, NovoLog®, and Novolin®, from 1 January 2005 through the present date. Novo Nordisk is cooperating with the Washington State Attorney General in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

On 26 April 2017, the New Mexico Attorney General’s Office served Novo Nordisk with a Civil Investigative Demand calling for the production of documents and information regarding the trade practice and pricing of Novo Nordisk’s insulin products, namely NovoLog® and Novolin®, for the period of 1 January 2012 through the present date. Novo Nordisk is cooperating with the New Mexico Attorney General in this investigation. Novo Nordisk does not expect the investigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

On 14 January 2019, Novo Nordisk was one of several pharmaceutical companies that received a request for information involving pricing practices from United States Representative Elijah Cummings, Chair of the United States House of Representatives Committee on Oversight and Reform. The Company will be cooperating with the Committee and will respond to the request set forth in in the Committee´s letter. Novo Nordisk does not expect this inquiry to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

On 30 January 2019, Novo Nordisk was one of three pharmaceutical companies that received a request for information involving insulin pricing practices from United States Representatives Frank Pallone, Jr. and Diana DeGette, Chairs of the United States House of Representatives Committee on Energy and Commerce and Subcommittee on Oversight and Investigations, respectively. The Company will be cooperating with the Committee and will respond to the request set forth in in the Committee´s letter. Novo Nordisk does not expect this inquiry to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Other contingent liabilities
In addition to the above, the Novo Nordisk Group is engaged in certain litigation proceedings and various ongoing audits and investigations. In the opinion of Management, neither settlement or continuation of such proceedings, nor such pending audits and investigations are expected to have a material effect on Novo Nordisk’s financial position, operating profit or cash flow.
Other liabilities

Other liabilities
DKK million	2018	2017

Employee costs payable	6,582	5,617
Sales rebates payable	1,660	1,528
Healthcare fees payable	473	990
VAT and duties payable	433	1,182
Payables regarding clinical trials	458	402
Payables regarding promotion activities	404	325
Rent and leases payable	321	300
Legal and consultancy costs payable	208	164
Trade payable to associated company	150	223
Payables related to non-current assets	2,020	2,104
Other payables	1,389	1,611

Total other liabilities	14,098	14,446